 Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Benny Doro, Principal Executive Officer and Margret M. McLaughlin, Principal Financial Officer, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The annual report on Form 10-K of Atlantic Acquisition, Inc. for the year ended September 30, 2017 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in the Form 10-K fully presents, in all material respects, the financial condition and results of operations of Atlantic Acquisition, Inc.

By:  /s/ Benny Doro
Benny Doro
Principal Executive Officer
Date:  December 21,  2017

By:  /s/ Margret M. McLaughlin
Margret M. McLaughlin
Principal Financial Officer
Date:  December 21,  2017